MATEON THERAPEUTICS

Building the next generation biotech focusing on speed and efficiency

IMMEDIATE THERAPEUTIC RESPONSE TO COVID-19: OT-101/TRABEDERSEN

MAY 22, 2020

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WWW.ONCOTELIC.COM

ONCOTELIC

OVERVIEW OF MATEON- A DELAWARE CORPORATION

PointR.AI

Edge Computing
Vision Grid
-Back office support
-Blockchain/Smart Protocol

ONCOTELIC

Antisense Platform
-Target to FIH < 1yr
-Exceptional Stability (>30 yrs)

MATEON THERAPEUTICS

TGF-β
-A critical target in
Oncology and COVID-19


UPN4050704
UPN203302
A
Baseline
R
L
Baseline
C
R
L
1cm
B
Day 918
R
L
Day 2000
D
R
L

Cluster-computing → Antisense Drug → TGF-β target




DNA
mRNA
F
Transcription
Translation
Antisense
Drug
(Oligonucleotide)



ONCOLOGY
& COVID-19

PROVEN AND EXPERIENCED RESPONSE TEAM

Clinical:

- **Fatih Uckun MD PhD (SME and Critical Care Advisor):** VP and Clinical Strategy Lead, COVID-19 Task Force, Worldwide Clinical Trials. Currently overseeing multiple COVID-19 trials contracted to WCT. More than 20 years of clinical experience in treatment of viral, fungal, and bacterial infections, septic shock and ARDS as well as managing/co-managing in ICU settings critically ill patients. Directed several federally funded virology projects, including a virus neutralizer program project for DARPA
- **Seymour Fein MD (CMO):** 35-years in drug development. Involved in FDA approvals for over 20 drugs and devices. Led clinical program at Hoffmann-La Roche for FDA approval of recombinant interferon-alpha.
- **Vuong Trieu PhD (CEO):** Co-inventor and scientific lead for Abraxane/ Inventor of Cynviloq/ Founder of Oncotelic. Trained under French Anderson with significant experience in infectious diseases, gene therapy, and virology
- **Anthony Maida PhD/Larn Hwang PhD/Cyril Empig PhD**

Manufacturing: **Stephen King (BOD & CEO of EdgePoint Division):** Former CEO of Peregrine Pharmaceuticals, Inc. (NASDAQ) and its wholly-owned contract biomanufacturing subsidiary Avid Bioservices, Inc., for over 15 years. Running EdgePoint-Vision Grid/Blockchain/Smart Protocol for manufacturing.

- **Chulho Park PhD/ Tapas De PhD**

Technology: **Saran Saund (CBO & GM of AI Division):** Founder of PointR Data, an AI company which is now part of Mateon.

Corporate: **Amit Shah (CFO):** Previously held CFO and Senior Finance and Accounting positions with public and private companies.

OT-101: A HIGH IMPACT TECHNOLOGY PLATFORM

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) designed to specifically target the human TGF-β2 messenger RNA
- **OT-101 can impact COVID-19 as well as other viral threats requiring TGF-β.**
- **OT-101 antiviral activity is not impacted by viral mutations as it is targeting the host protein.**
- **OT-101 treats the cause of the disease (SAR-CoV2) and symptoms of the disease (ARDS, KD, etc.)**
- **Phase 3 ready GMP-grade Drug Product sufficient to treat ~400 pts**
- **Exceptional stability- theoretical shelf life ~30 yrs**
- OT-101 addresses two Areas of Interest (AOI) for BARDA: AOI #9.2 Therapeutics for COVID-19 and AOI #9.3 Therapeutics targeting lung repair due to SARS-CoV-2 infection.
- OT-101 is at Technology Level of Readiness (TRL) 7b based extensive development work for cancer indications (Phase 2A - NCT00844064/ Phase 2B- NCT00431561/ Phase 3- NCT00761280).

OT-101 INHIBITS SARS-COV-1 AND SARS-COV-2 REPLICATION

- In collaboration with Dr. Brett Hurst at Utah State University, part of the NIAID Antiviral Testing Consortium
- *In vitro* antiviral activity against SARS-CoV-1 and SARS-CoV-2 in Vero 76 cells.

Compound	Virus	EC_{50}	CC_{50}	SI
OT-101	SARS-CoV-1 (Urbani strain)[1]	7.6 (1.24 uM)	>1000	>130
OT-101	SARS-CoV-1 (Urbani strain)[1]	26 (4.23 uM)	>1000	>38
OT-101	SARS-COV-2 USA_WA1/2020[2]	2.0 (0.33 uM)	>1000	>500
RSV	SARS-COV-2 USA_WA1/2020[2]	620.0	>1000	>1.6
M128533	SARS-COV-2 USA_WA1/2020[2]	0.012	>10	>830
Remdesivir	SARS-COV-2 (Wang M. et al., 2020, Cell Res. 30:269-271)	(0.77 uM)	(>100 uM)	>129.87

RSV- Negative control antisense/M128533- positive control

EC_{50}: 50% effective antiviral concentration (in µg/ml) / CC_{50}: 50% cytotoxic concentration of compound without virus added (in µg/ml) / $SI = CC_{50}/EC_{50}$

[1]Source: Centers for Disease Control Stock 809940 (200300592)

[2]Source: the World Reference Center for Emerging Viruses and Arboviruses (WRCEVA) at UTMB

MICE LACKING EPITHELIAL TGF-BETA ARE PROTECTED FROM INFLUENZA CHALLENGE.

- (a) Schematic illustrating breeding scheme to generate epithelial TGFβKO mice. (b) Percentage weight loss after influenza infection; stars represent level of significance between infected epTGFβKO and control mice. (c) Hematoxylin and eosin-stained lung tissue after infection. (d) Epithelial damage and lung inflammation score.
- [1] Denney L, Branchett W, Gregory LG, Oliver RA, Lloyd CM. Epithelial-derived TGF-β1 acts as a pro-viral factor in the lung during influenza A infection. Mucosal Immunology. 2018;11(2):523-535.



a
TGF-β1fl/fl
X
Tet-on
–Cre
Lungs develop normally until adulthood
+Dox
epTGFβKO
Dox induced Cre expression in Club/Clara cells and deletion of TGF-β1 from airway epithelium
+Dox
Littermate control
Lacking Tet-on or CCSP-Cre
(ep-TGF-β+/+)
No Cre expressed and TGF-β1 intact in the airway epithelium
b
Weight change
Weight % of day 0
Day post infection
Controls+PBS
Controls+influenza A H3N2
epTGFβKO+PBS
epTGFβKO+influenza A H3N2
c
Day 1
Day 3
Day 6
Day 1
Epithelial changes
Littermate control
epTGFβKO
Littermaete control
×20
×40
d
Lung H&E score
Littermate control
epTGFβKO
Score (AU)
Day 0
Day 1
Day 3
Day 6

MOA OF OT-101: THE TGF-Β STORM ANTIVIRAL CONCEPT

- **Untreated:** Host cell-derived TGF-β is rapidly released into the airways after viral infection, suppressing IFNβ responses. This creates a stead surge of TGF-β- the TGF-β storm [1].

- **OT-101:** , viral replication is suppressed, IFNβ is induced, and innate and adaptive immune responses suppressed. End result = protection from both viral and immune driven pathologes ie. ARDS and cytokine storm. [1].


12 h
1 Day
3 Days
6 Days
Magnitude
Adaptive Immune response
TGF-β
Innate Immune response
Viral load
IFN β response


Magnitude
Adaptive Immune response
Innate Immune response
TGF-β
IFN β response
Viral load

- <u>**In the coming days when the second wave of COVID 19 will emerged during the flu season- it would be desirable to have OT-101 as it could potentially suppress both COVID-19 and other respiratory viral infections.**</u>

- [1] Denney L, Branchett W, Gregory LG, Oliver RA, Lloyd CM. Epithelial-derived TGF-β1 acts as a pro-viral factor in the lung during influenza A infection. Mucosal Immunology. 2018;11(2):523-535.

Patient Pathway in COVID-19


1
COVID-19 Exposure, Onset of Symptoms
2
Cough, fever and onset dyspnea worsening over ≥1 week
3
Physical Evaluation @ ER or Clinic
4
Patient Admitted
5
Treatment, Supportive Care, Ventilation, Cardiac Support
6
Discharge Criteria Met

COVID-19 patients may have a very mild course and rapid recovery or they may experience a fulminant course with rapid deterioration

Of 5700 patients in NY, 373 (14.2%) were treated in the ICU, 320 (12.2%) received invasive MV, and 553 (21%) died (*Richardson S et al., JAMA 2020; doi:10.001/jama.2020.6775, published online April 22,2020*)

RATIONALE FOR TARGETING TGF-β WITH TRABEDERSEN/OT-101 IN TREATMENT OF COVID-19



- Our WORKING HYPOTHESIS is that the anti-TGF-β RNA therapeutic OT-101 will prevent the progression of disease from mild to moderate or severe in hospitalized COVID-19 patients
- We postulate that OT-101 may also decrease case mortality in COVID-19 by eliminating the contribution of TGF-β to CRS and ARDS
- OT-101 could prove to be a clinically useful adjunct to the IVIG therapy and best supportive care in pediatric COVID-19 patients who develop Kawasaki disease (KD).
- Others investigators have recently pointed out that inhibition of TGF-β as promising treatment of COVID-19 [1,2].

[1] Alhelfawi M. Potential approach for fighting against corona virus disease. ASRJETS. 2020;66:127-144.

[2] Chen W. A potential treatment of COVID-19 with TGF-β blockade. International Journal of Biological Sciences. 2020;16(11):1954-1955. Doi: 10.7150/ ijbs.46891.

RATIONALE FOR TARGETING TGF-β WITH TRABEDERSEN/OT-101 IN TREATMENT OF COVID-19

- TGF-β increases capillary permeability and impairs alveolar fluid reabsorption in ARDS patients contributing to persistence of pulmonary edema
- Upregulation of TGF-β in ARDS causes an ENAC trafficking defect thereby rapidly and substantially impairing alveolar fluid reabsorption in ARDS patients and contributing to the persistence of their pulmonary edema.
- TGFβ stimulates platelet activation and formation of thrombi and pulmonary micro-thrombi has been a consistent finding in COVID-19 autopsies.
- TGF-b has been implicated in development of lymphocytopenia and T-cell exhaustion
- TGF-β is also involved in the pathogenesis of lung tissue remodeling and lung fibrosis that follows ARDS.
- Lower TGF-β levels are associated with faster resolution and better survival in ARDS

[1] Uckun FM, Trieu V. Annals of Pulmonary and Critical Care Medicine 2020; 3(1); 01-09

RATIONALE FOR TARGETING TGF-Β WITH TRABEDERSEN/OT-101 IN TREATMENT OF COVID-19 (KAWASAKI DISEASE)

- Some children with COVID-19 have developed Kawasaki disease (KD), sometimes accompanied by a "multi-system inflammatory syndrome" with potentially life-threatening complications.
- Reminiscent of the cytokine profiles of COVID-19 patients with severe disease, acute KD is characterized by high levels of IL-6, IL-10, TNF-α and TGF-β
- IL-10, a pro-inflammatory cytokine elevated in severe COVID-19 cases developing ARDS has been shown to increase TGF-β production and release, TGF-β receptor II upregulation, and IgA secretion.
- KD is a systemic vasculitis often associated with cardiac complications, including myocarditis, coronary artery (CA) abnormalities, such as dilatation, aneurysm, and/or stenosis, left ventricular dysfunction, pericardial effusion and mitral valve insufficiency
- KD is now believed to be an IgA vasculitis and TGF-β is the master regulator of isotype switching to IgA production in B-cells
- TGF-β/SMAD3 signaling pathway plays an important role in KD pathogenesis and that genetic variation in three genes in the pathway (*TGFB2, TGFBR2* and *SMAD3*) influence KD susceptibility, CA aneurysm formation, aortic root dilatation and response to IVIG therapy

- [1] Uckun FM, Trieu V. Clinical Research in Pediatrics 2020; in press

REGULATORY STRATEGY/APPROACH:

- OT-101/Trabedersen has an active IND in Oncology with extensive nonclinical and clinical data as well as ample drug supply.
- An Investigational New Drug (IND 149299) application to treat patients with COVID-19 has been submitted to FDA on April 23, 2020.
  - This IND referenced the Oncology IND for nonclinical, clinical and CMC data.
- Protocol for the proposed clinical trail has been submitted to FDA on May 18, 2020 after several rounds of discussion with the Agency.
  - A Phase 2a, randomized, controlled, multi-center study of OT-101 in COVID-19 patients.
  - On approval of the Protocol, FPI expected in July.
- Compassionate use/Expanded access program is being explored with WideTrial and MyTomorrow.
- Clinical trials being explored in other countries including UK

OT-101: PROPOSED PHASE IIA/III CLINICAL TRIAL DESIGN FOR COVID-19

COVID-19 Patients

Phase IIA Trial
-part 1- w/o oxygen requirement

-part 2- w/ oxygen requirement

Phase III
N ~ 300
2:1 Randomization
Size and Indication dependent on phase IIA outcome

Part 1
2:1
RANDOMIZE

Arm 1

OT-101
Dose: 140 mg/m² on day 1-7
Intravenous infusion
+
Standard of Care

N=12 (Optional +12)

Arm 2

Standard of Care

N=6 (Optional +6)

Part 2
2:1
RANDOMIZE

Arm 1

OT-101
Dose: 140 mg/m² on day 1-7
Intravenous infusion
+
Standard of Care

N=12 (Optional +12)

Arm 2

Standard of Care

N=6 (Optional +6)

OT-101 – SUMMARY

Neutralize the TGF-β storm central to COVID-19	Neutralize Respiratory Viruses including COVID-19	Robust Human Clinical Experience	Drug Readiness
• Inhibits viral replication and not affected by viral mutations • Suppresses virus-induced lung inflammation and pneumonia. • Suppresses IgA conversion and IgA vasculitis (Kawasaki Disease) • Heals lung fibrosis	• Potentially active against other respiratory viruses including flu viruses • TGF-β Knock out mice protected against Influenza virus • Should be similarly active against the other flu viruses • Active against both SARS-CoV-1 and SARS- CoV-2	• Over 200 patients treated over 6 oncology clinical trials • Good safety profile with no dose limiting toxicities. • Favorable PK with plasma level above the concentration needed for antiviral activity • Good drug accumulation in the target tissue- lung	• TRL #7b • Ample drug supply for Phase 2 with exceptional long term stability • In discussion with FDA on finalizing the clinical trial protocol, with FPI in July • In life portion planned to be completed in 2-3 months with Phase 3 commencing thereafter.



Thank You

Vuong Trieu/ vtrieu@oncotelic.com

Saran Saund/ saran.saund@oncotelic.com

Amit Shah/ ashah@oncotelic.com

Cyril Empig/ cempig@oncotelic.com

ANTISENSE AS PLATFORM TECHNOLOGY

- **Favorable Properties:** Rational Design, High Success Rate, Predictable PK, Predictable off target tox, Low risk profile, Low manufacturing cost, Amenable to personalized therapy.
- **Rapid development- sequence to FIH in 12 months/ Sequence to Drug Candidates in weeks:** We have created a series of antisense targeting COVID-19 5'UTR, ITR, and FS regions with good anti-COVID 19 activity within weeks of obtaining the SARS-CoV2 sequence. Our focus for this BARDA is OT-101, however, due to OT-101 technical readiness and platform capability against multiple viruses
- **Simple to Formulate/ Highly Stable:** Stable at 5°C-25°C with a theoretical shelf life of 31 yrs.


Summary of Stability Data
IEX-HPLC (%)
110
105
100
95
90
0
100
200
300
400
Months
IEX-HPLC (%) @ 5C
IEX-HPLC (%) @ 25C
IEX-HPLC (%) @ 40C
y = -0.02604x + 99.78
Shelf Life: 31 Yrs at 5°C

PRECLINICAL: ROLE OF TGF-B IN VIRAL REPLICATION AND PATHOPHYSIOLOGY

- **TGF-β promotes viral replication and contributes to pathogenicity of respiratory viruses1-7**
- **Viruses with documented up regulation of TGF-β during infection and replication: SARS-CoV-2, PRRSV, EBOLA, SARS, MERS, RSV, Rhinovirus, Influenza.**
- **Blocking TGF-β is a potent antiviral strategy: Blocking of TGF-β via mAb (RSV, Rhinovirus), signaling inhibitor (RSV) or siRNA (PRRSV) led to inhibition of virus replication. Also, epithelial TGF-β KO mice had reduced influenza viral load and viral and host immune-driven pathology.**
- **OT-101 blocks TGF-β induction needed for viral replication and stops the TGF-β storm at its source. This mechanism of action is broadly applicable across multiple respiratory viral threats.**

Citations: Bedke et al. 2012 PLOS One 7: e44580; Chen and Makino 2004 JV 78:5658-5669; Denney et al. 2018 Mucosal Immunol 11:523-535; Dove et al 2006 JV 80:4147-4156; Gibbs et al. 2009 JV 83:12424-12431; Mizutani et al. 2006 FEMS Immunol Med Microbiol 46:236-243; Surjit et al. 2006 JBC 281:10669-10681; Thomas et al. 2009 Am J Respir Cell Mol Biol 41:339-347; Wang et al. 2019 Vet Animal Sci 8: 100074; Yuan et al. 2006 Virol 346:74-85.

OT-101: PRIOR CLINICAL EXPERIENCE IN GLIOMAS, PANCREAS AND MELANOMA CANCERS

- 6 Clinical Trials with more than 200 pts / 189 pts treated with OT-101
- Robust Efficacy against multiple TGF-β expressing tumors

PROMISING CLINICAL ACTIVITY


Baseline
6 months
10 months
22 months
42 months

PANCREAS GLIOMAS MELANOMA

Trial	Trabedersen Application Mode/Schedule	Dosing Regimen	Number of Subjects
G001	Intratumoral instillation 4 days (1 cycle)	2.5 µM- 160 µM	18
G002	Intratumoral instillation 4 days (1 cycle)	2.5 µM- 80 µM (1a) at 4 µL/min	2
G003	Intratumoral instillation 4 days Intratumoral instillation 7 days both followed by 7 days NaCl infusion (2 cycles)	80 µM (1) at 8 µL/min	7
G004	Intratumoral instillation 7 days followed by 7 days NaCl infusion (multiple cycles)	10 µM at 4 µL/min 80 µM at 4 µL/min	40 49
G005	Intratumoral instillation 7 days followed by 7 days NaCl infusion (multiple cycles)	10 µM at 4 µL/min	12
P001	7 days continuous IV infusion followed by 7 days treatment-free period 4 days continuous IV infusion followed by 10 days treatment-free period	40 mg/m^2/day 80 mg/m^2/day 160 mg/m^2/day 240 mg/m^2/day 140 mg/m^2/day 190 mg/m^2/day 250 mg/m^2/day 330 mg/m^2/day	4 3 6 4 33 3 5 3
	Cumulative Total of Subjects Exposed to Trabedersen		189[c]

OT-101: FAVORABLE SAFETY PROFILE- LOW TOXICITY

- Low Related Adverse Events – P001
  - Pancreatic Cancer/ Melanoma/ Colorectal Cancer/N =total number of patients; No. = number; TEAE = treatment-emergent adverse event; FAS = full analysis set

	Related TEAEs
Preferred Term	**Total (N=61)**
Any TEAE	**6 (9.8)/21**
Fatigue	**1 (1.6)/1**
Nausea	**1 (1.6)/4**
Thrombocytopenia	**4 (6.6)/4**
Headache	**1 (1.6)/1**
Vomiting	**1 (1.6)/1**
Dyspnoea	**0**
Pyrexia	**1 (1.6)/4**
Asthenia	**0**
Constipation	**0**
Decreased appetite	**0**
Diarrhoea	**0**
General physical health deter.	**0**
Pain in extremity	**0**
Platelet count decr.	**1 (1.6)/3**
Pruritus	**0**
Chills	**1 (1.6)/1**
Metastasis	**1 (1.6)/1**
Skin Inflammation	**1 (1.6)/1**